UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2014

ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	001-35911	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019

 (Address of principal executive offices) (Zip Code)

(469) 322-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mr. Michael Juniper as Interim Chief Financial Officer

Effective on September 21, 2014, Michael Juniper resigned as interim Chief Financial Officer of ALCO Stores, Inc. (the “Company”).  Pursuant to a letter agreement dated June 12, 2014, the Company engaged Deloitte Transaction and Business Analytics LLP (“DTBA”) to provide certain business and operational services to the Company.  Such services include DBTA’s making available to the Company the services of Mr. Juniper to act as the Company’s interim Chief Financial Officer.  With Mr. Juniper’s resignation, Brian Assmus, the Company’s Vice President - Controller is our principal financial and accounting officer.

Appointment of Mr. Michael Moore as Financial Advisor

On September 22, 2014, the Company entered into a consulting agreement with Michael Moore (the “Consulting Agreement”).  Under the terms of the Consulting Agreement, Mr. Moore will provide certain consulting and financial advisory services to the Company.  Mr. Moore will begin providing consulting services on September 22, 2014, and continues on a month-to-month basis thereafter, such term to be automatically renewed on a monthly basis unless either party provides notice to the other. Mr. Moore will receive a monthly salary of $40,000 and will be reimbursed for any reasonable and pre-approved out-of-pocket expenses. In the event of Mr. Moore’s termination for any reason, the Company shall be obligated to pay the consulting fees earned under the provisions of Consulting Agreement only for services performed by Mr. Moore and previously approved expenses incurred up to and including the date of termination. Mr. Moore is not an employee of the Company and shall provide his services as an independent contractor. The Consulting Agreement also contains customary confidentiality and non-competition covenants.

The foregoing summary description of the Consulting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                                           Regulation FD

The information in Items 5.02 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 8.01                                           Other Events

On September 19, 2014, the Company engaged Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) as the Company’s financial advisor to provide financial advisory and investment banking services in connection with one or more of the following: (i) a financial restructuring or reorganization of the Company; (ii) one or more merger and/or acquisition transactions involving the Company; (iii) one or more financing transactions for the Company; and (iv) such other financial matters as to which the Company and Houlihan Lokey may agree.. The Company can give no assurance that a transaction of any kind will occur.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description
10.1	Consulting Agreement, dated September 22, 2014, by and between the Company and Michael Moore, as consultant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date: September 22, 2014	By:	/s/ Stanley B. Latacha
Stanley B. Latacha
Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Consulting Agreement, dated September 22, 2014, by and between the Company and Michael Moore, as consultant.